SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)

                       of the Securities Exchange Act 1934

Check the appropriate box:

      [ ] Preliminary Information Statement

      [ ] Confidential,  for Use  of the  Commission  Only (as permitted by Rule
          14a-6(e)(2))

      [X] Definitive Information Statement

                            NUGGET EXPLORATION, INC.
                            ------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1) Title of each class of securities to which transaction applies.

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------

[  ]     Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

         1)  AMOUNT PREVIOUSLY PAID:
         2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:
         3)  FILING PARTY:
         4)  DATE FILED:

                              INFORMATION STATEMENT
                                       OF
                            NUGGET EXPLORATION, INC.
                              2051 SPRINGDALE ROAD
                              CHERRY HILL, NJ 08003
                             TELEPHONE: 800-204-1902

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY.

--------------------------------------------------------------------------------


               NOTICE OF SHAREHOLDER CONSENT TO CHANGE THE NAME OF
                            NUGGET EXPLORATION, INC.
                                       TO
                                GOHEALTH.MD, INC.

         We are providing this Information Statement to all shareholders as notification that the holders of a majority of our outstanding common stock, par value $0.01 ("Common Stock"), voted to change our name to "GoHealth.MD, Inc."

         On November 10, 1999, holders of a majority of the Common Stock voted to amend our Articles of Incorporation to change our name to GoHealth.MD, Inc. Of the 3,799,117 shares issued and outstanding on that date, shareholders owning 3,102,000 shares, or 82% of the outstanding Common Stock, voted to approve this name change via written consent taken without a meeting pursuant to Section
78.320 of the Nevada Revised Statutes.

         On December 31, 1999, we expect to send this Information Statement to all shareholders of record as of December 1, 1999. The name change shall be effective twenty (20) calendar days after this Information Statement is mailed to our shareholders. The effective date for this corporate action is expected to be January 20, 2000.

         The shareholders who consented to the name change were previously shareholders of GoHealth.MD, Inc., a Delaware corporation ("GoHealth"). These entities received shares of Common Stock when our wholly owned subsidiary, Nugget Holding Company, a Delaware corporation ("Newco"), merged with and into GoHealth, pursuant to a Stock Exchange Agreement and Plan of Merger ("Agreement"), dated September 30, 1999. GoHealth survived the merger and became our wholly owned subsidiary. For more information on the Agreement, see "Description of Business."

         We have not conducted any operations for several years. When we, through Newco, merged with GoHealth, our operational focus shifted to GoHealth's Internet-related marketing services. Our board of directors recommended the name change to GoHealth.MD, Inc. to reflect our new focus on GoHealth's operations.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information concerning ownership of our Common Stock as of December 1, 1999. The table discloses each entity we know to beneficially own more than five percent (5%) of our common stock. The table also shows the stock holdings our directors, as well as the shares held by our directors and executive officers as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided.

                                      Name and Address                     Amount and Nature of           Percent of
    Title of Class                  of Beneficial Owner                    Beneficial Ownership             Class

                                MCOM Management Corporation
     Common Stock               350 Fifth Avenue, Suite 5807                    800,000(1)                 17.4%(2)
                                     New York, NY 10118

                                       Sandra Vernon
     Common Stock                   2051 Springdale Road                        2,000,000                   48.8%
                                   Cherry Hill, NJ 08003

                                      William D. Hanna
     Common Stock                   2051 Springdale Road                        615,000(3)                 14.6%(4)
                                   Cherry Hill, NJ 08003

                                     Dr. Leonard Vernon
     Common Stock                   2051 Springdale Road                       2,000,000(5)                 48.8%
                                   Cherry Hill, NJ 08003

                                      Kevin O'Donnell
     Common Stock                   2051 Springdale Road                        615,000(6)                 14.6%(7)
                                   Cherry Hill, NJ 08003

     Common Stock                  Executive Officers and                       3,230,000                 77.8% (8)
                                    Directors as a Group


         (1) Includes 450,000 shares of our common stock which may be acquired upon the exercise of outstanding warrants held by MCOM.

         (2) Such percentage presumes the issuance of those shares of common stock referenced in note 1 above.

         (3) Includes 115,000 shares of our common stock which may be acquired upon the exercise of outstanding stock options held by Mr. Hanna.

         (4) Such percentage presumes the issuance of those shares of common stock referenced in note 3 above.

         (5) Includes 2,000,000 shares owned by Sandra Vernon, the wife of Dr. Leonard Vernon. Dr. Vernon disclaims any beneficial ownership of such shares.

         (6) Includes 115,000 shares of our common stock which may be acquired upon the exercise of outstanding stock options held by Mr. O'Donnell.

         (7) Such percentage presumes the issuance of those shares of common stock referenced in note 6 above.

         (8) Such percentage presumes the issuance of those shares of common stock referenced in notes 4 and 6 above.

                                CHANGE IN CONTROL

         We experienced a change of control on November 10, 1999, when we issued 3,102,000 shares of our common stock to the shareholders of GoHealth.MD, Inc., a Delaware corporation ("GoHealth"), pursuant to a Stock Exchange Agreement and Plan of Merger ("Merger Agreement"), dated September 30, 1999. Pursuant to the terms of the Merger Agreement, each of the 3,102,000 outstanding shares of GoHealth common stock (the "GoHealth Stock"), was converted into and exchanged for one share of our common stock.

         The Merger Agreement additionally provided that we assume GoHealth's rights and obligations under all of its outstanding stock options and warrants. All holders of such options and warrants agreed upon the exercise of such securities to accept shares of our common stock. In the event all such options and warrants are exercised, we will issue an additional 567,000 shares, which will result in total issuances of a total of 3,669,000 shares of common stock to GoHealth stockholders. If all GoHealth options and warrants are exercised, the GoHealth stockholders will have received 77.9% of the total number of shares of common stock outstanding. All shares issued pursuant to the Agreement were issued pursuant to exemptions from registration under the Securities Act of 1933, as amended (the "Act"), including Rule 506 under the Act.

         Sandra Vernon, William Hanna, Kevin O'Donnell now own in aggregate, presuming the exercise of all warrants held by Hanna and O'Donnell described above in Security Ownership of Certain Beneficial Owners and Management, 77.8% of our common stock, respectively, which provide them with control of the Company. Sandra Vernon is the wife of Dr. Leonard Vernon, one of our directors and our president. Control was assumed from Mr. Kurtz, who at that time beneficially owned 348,709 shares of Common Stock, which represented 50.02% of the outstanding Common Stock prior to the GoHealth acquisition. Kurtz now owns approximately 57,709 shares of Common Stock, representing 1.5% of that now outstanding. We understand that subsequent to the Merger, Kurtz sold approximately 291,000 shares of Common Stock to various investors in a private transaction.

         In connection with these stock issuances, Dr. Leonard Vernon and William Hanna were appointed as additional directors. Tyson Schiff then resigned from his positions as president and director, and Brian Ortega and Marianne Brady resigned as directors. The directors then appointed Dr. Leonard Vernon as president and William Hanna as its secretary and treasurer. Neither Mr. Schiff, Mr. Ortega nor Ms. Brady had any disagreements with us at the time of their respective resignations. This change of control in our management coincided with a change in control of the ownership of our capital stock.

         We know of no other arrangements which may result in a change in our control.

                             DESCRIPTION OF BUSINESS

         The Internet related operations of GoHealth.MD, Inc. ("GoHealth") now comprise virtually all of our activities. These activities are conducted in two arenas. GoHealth sells Internet domain names with the ".MD" extension, as compared to the more standard domain extensions .com, .org, .net or .edu, and operates an informational Internet site, Healthmall.com. As used hereinafter, the terms such as "Company," "we," "us" or "our" refer to Nugget Exploration Inc., a Nevada corporation, and our subsidiary (including GoHealth) and predecessors, unless the context indicates otherwise.

HEALTHMALL.COM

         We operate an informational site on the Internet located aT www.Healthmall.com. This site is devoted to providing information related to the use of herbs, vitamins, as well as an information source for alternative health care providers such as chiropractors and naturopathic physicians. The site therefore serves as an information portal for alternative health care and is very heavily content based. Among the vast quantities of information that can be garnered on the site is herb and prescription drug interactions. This information is supplied on the site through a licensing contract with Facts and Comparisons Corporation, one of the leading sources of information for pharmacists in the United States.

         The site includes a continuously updated news wire feed limited to health care from PR Newswire, a searchable database through the National Library of Medicine for published peer review medical journal articles known as "Medline search," and information on almost 200 herbs, including their pharmacology, toxicology, and their clinical indications.

         We also feature one of the largest databases in the United States of health food stores. This database contains over 5000 health food stores in the United States and includes their name, address, and phone number. The database is constantly being updated and expanded.

         Databases of alternative health care providers, such as licensed chiropractors, massage therapists and naturopathic physicians are also contained on the site. The site contains a database of over 3,000 chiropractors in the United States. It is our goal to establish an online presence for the chiropractor by developing a website as well as an e-mail account. This will initially be done free-of-charge for six months. Again, at the end of six months, the chiropractor will have the option of staying online for an annual fee of $150 or terminate the service. In the event these options prove of interest to chiropractors, we plan to utilize similar option for other health care practitioners.

         The site also offers the following options and services:

                  SYMPTOMS AND REMEDIES: An extensive database of symptoms, diseases, and medical conditions that offers viewers the opportunity to read a short description of the symptom, disease, or condition, as well as view the associated herbal remedies and/or prescription medications that are commonly used to treat that condition.

                  SHOPPING: A health food/health product "mall" with specialized stores, shops, and services. The shopping section offers each store a home page, unlimited product categories, unlimited product descriptions and/or photos, as well as a secure e-commerce connection to complete ordering transactions

                  HEALTH CHAT: A chat room in which people can ask questions or chat about health-related topics, concerns, and information. We also offer chat sessions with experts in various fields who offer advice and lectures, as well as interact with the Internet community in scheduled question and answer sessions.

         We are currently gathering data on the purchasing habits of consumers regarding their vitamin and nutritional supplement purchases. We hope to use this information in the future as an information source to develop an e-commerce relationship with vitamin manufacturers and retailers.

         Healthmall.com is targeted to well-educated, technology adopting women aged 25-54 who are proactive in seeking information to actively maintain their health and well-being and reactive in addressing health and medical issues. Healthmall.com's target market is predominantly female, as they are the key healthcare decision-makers within the household. According to International Data Corporation, women are expected to represent approximately 51% of on-line users in 1999, up from 46% in 1998. Healthmall.com believes that women represent an attractive demographic group for advertisers since they have disproportionate control over consumer spending in the United States. Industry experts estimate that women make 75% of the household's healthcare decisions, control 66% of the health dollars and spend 80% of a household's discretionary income.

 .MD DOMAIN NAMES

         We have a strategic partnership with a Florida company, Domain Name Trust ("DNT"), which has a licensing agreement with the country of Moldova, a small Eastern European country which was assigned a monopoly over the ".MD" top-level domain extension by the Internet Assigned Numbers Authority, a United States government agency, in conjunction with a United Nations organization known as ISO, or International Organization for Standardization.

         A domain name is the equivalent of an address on Internet. Therefore, every site on the Internet has a domain name identifying it. There are two types of top-level domains, generic and country code. Generic domains were created for use by the Internet public, while country code domains were created to be used by each individual country as they deemed necessary.

         In the Domain Name System ("DNS") naming of computers, a hierarchy of names exists. There are a set of what are called "top-level domain names" ("TLDs"). These are the generic TLDs (EDU, COM, NET, ORG, GOV, MIL, and INT), and the two letter country codes. Under each TLD may be created a hierarchy of names. Generally, under the generic TLDs the structure is very flat. That is, many organizations are registered directly under the TLD, and any further structure is up to the individual organizations.

         The .MD domain names are sold directly from our Internet website, located at WWW.GOHEALTH.MD. Anyone can access this site and acquire an available domain with the .MD extension. The site is 'branded,' or electronically linked, to DNT's site, which maintains record of new .MD domains. Therefore, every time a person at our site registers a .MD domain, DNT's site recognizes the origin of the sale as our, ensuring that we receive credit for each and every sale of a
 .MD domain name generated through our site.

         We have acquired the marketing rights to more than 40 domain names that end in the domain extension .MD. Each one of these domain names have an unlimited marketing potential since they can be specifically identified by an individual URL. An example of this would be BACKDOC.MD/SMITH. Thus, a virtually unlimited number of specialists in any given specialty will have the ability to use the .MD domain name of their particular choice. Other .MD domain names acquired by GoHealth include www.Ask.md, www.Call911.md, www.nutrition.md, www.Family.md. We believe the ".MD" extension is and will continue to be a highly desired domain extension in the medical industry which is more appealing than comparable extensions of ".COM", ".NET", ".ORG" or ".EDU".

OFFICE FACILITIES

         Our offices are located at 2051 Springdale Road, Cherry Hill, New Jersey, which also houses the offices of Able Imaging, Inc., a wholly owned entity of William D. Hanna, one of our directors. We do not pay rent to Mr. Hanna for such facilities.

                         MANAGEMENT'S PLAN OF OPERATION

         This Information Statement contains forward-looking statements. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "believes," "anticipates," "plans," "expects," and similar expressions are intended to identify forward-looking statements. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements.

         Our operations are conducted through our wholly owned subsidiary, GoHealth, which is a development stage company. We operate an Internet informational site relating to health and medicine and sells Internet domain names with the ".MD" extension.

         Capturing a large physician network (medical doctors, chiropractors, dentists, podiatrists, osteopaths) to view online advertising in exchange for the establishment of websites and hosting services is one of our primary goals.

Such a network would facilitate a synergy between GoHealth's Internet informational site and .MD domain names. We hope to entice physicians to utilize its Internet website design services with one of its Internet .MD domain extensions. We hope to have advertisers, such as pharmaceutical companies, underwrite physician's cost of a .MD domain and website.

         The medical industry does not utilize advertising on the Internet as much as many other industries. However, we hope to alter this lack of advertising with its .MD domain extensions, which in our opinion, allow for easy recognition of a physician's website. Physicians interested in the .MD domain extensions will be offered discount packages to encourage them to assist our informational site. The presence of physicians participating on our site is expected to establish a significant potential for advertising revenue.

HEALTHMALL.COM

         By developing Healthmall.com into the leading Internet resource dedicated to the use of herbs, vitamins, as well as an information source for alternative health care providers such as chiropractors and naturopathic physicians, we believe we will be able to generate substantial advertising revenues. We have entered into, and intend to continue to enter into new distribution and business relationships with entities that have significant reach on the Internet and are in similar fields, such as pharmacy chains, Internet access providers and portals, as well as other traditional media to build the Healthmall.com brand and drive traffic to the site. Since launching the site, we have developed advertising relationships with the following companies: Onhealth.com, Dr. Koop.com, Pharmor.com, Natraflex, The Simple Truth.com, Vivacity.com, Nature's Source's, Permalean, Nutriceutical Technology Corporation, Northeast Health Institute and Nourishing Foods, Inc. Many of these advertising contracts have been brought to the site via an agreement with Burst! Media. Current distribution relationships include:

         THE GOTO.COM SEARCH ENGINE. This search engine is basically an auction-type search engine that allows individual websites to bid for a position in the search engine. Healthmall.com has almost 300 search terms which appear on the first page of the search engine.

         THE YAHOO SEARCH ENGINE. Healthmall.com also has rankings that permit direct traffic to our site from the YAHOO search engine.

         THE ALTA VISTA SEARCH ENGINE. Healthmall.com not only also has rankings that permit direct traffic to our site from the ALTA VISTA search engine, but the Company has search engine positioning with REAL NAMES. This permits us to purchase various names that will appear first on ALTA VISTA search engines.

         Familiarity of the domain, or address, of a website containing health and medical information is, in our opinion, a competitive advantage as many consumers may desire to avoid searching for an unknown website. We believe our website has a familiar, easy to remember domain. Internet-related marketing and advertising revenues are tied directly to the amount of 'hits' a site receives, or times the site is visited. In the event we are able to generate a greater viewing market, we expect to generate higher advertising and marketing revenues.

         Healthmall.com is attempting to reach independent health food stores at this time to offer them an online presence and to increase our database of retail natural food stores. While GNC and Great Earth possess the largest market segments, and Mother Nature.com is an Internet- based superstore that offers nutritional products, the remainder of the market is comprised of approximately 8,000 small, independent retailers with no uniformity. There is no ongoing consolidation of independent health food stores in the United States and the independents are facing increasing competition from the chains, such as GNC and Great Earth, as well as online chains, such as Vitamins.com and Vitaminshop.com.

         If even a small portion of these approximately 8,000 these small, independent health food retailers can be combined and linked at an Internet site such as Healthmall.com, we believe they will have the opportunity to compete with the superstores on a national level. We are attempting to achieve this through a free offer that allows the independent health food store to get a free website and free online shopping cart for six months. Such technical services are being provided to us by World Wide Web Communications of Cherry Hill, New Jersey. Following the six-month trial period, if the independent health food store wishes to remain online, there is a cost of $20 per month. This presence would allow the independent retailer the opportunity to advertise their business on a national level, as well as to their existing customers and prospective customers in their own community.

         One manner by which we hope to differentiate the Healthmall.com site from other sources of health and Wellness information is by continuing to focus on the alternative medicine. While other sites only devote portions of their content to this type of alternative medicine, we intend to predominantly focus on the use of herbs, vitamins, and alternative health care providers such as chiropractors and naturopathic physicians.

         In an attempt to further differentiate Healthmall.com from other Internet health sites, we have designed it to allow consumers to obtain information on specific diseases or conditions and allergy information and participate in relevant discussion groups, among other things. Healthmall.com provides updated health-related news articles from around the world are received every 20 minutes via PR Newswire. This feature always includes a cover story on the Healthmall.com home page, as well as hundreds of additional news articles accessible from Healthmall.com's home page, located at www.Healthmall.com.

         The licensing arrangement with Facts and Comparison Corporation, referred to in "Description of Business" above, which allows medication information to appear directly on Healthmall.com, identifies a goal of Healthmall.com. Very few of the several informational options found on Healthmall.com are cobranded, or require transfer to a site removed from Healthmall.com. Therefore, with a few minor exceptions, a visitor to Healthmall.com remains on Healthmall.com's pages. This retained viewing is perceived by the Company to be a competitive advantage in its attempt to generate advertising revenues.

".MD" DOMAIN NAMES

         We currently own and operate a website for the sale of .MD domain names. We believe that our use of the domain name .MD carries significant marketability and that medical specialists that perform elective procedures, such as plastic or cosmetic surgeon have been increasing their spending on advertising revenues as evidenced by viewing the yellow page book in the United States or major regional magazines.

         In conjunction with our offering of .MD domain names, we offer physician websites and the hosting of these websites on our own server which is included in the .MD domain name purchase price. The website is basically a templated website that has been designed by World Wide Web Communications of Cherry Hill, New Jersey. In addition, we sell customized websites, which are also prepared by World Wide Web Communications of Cherry Hill, New Jersey. Hosting of websites sold in conjunction with .MD domain names are provided by Domain Name Trust, as more fully discussed in "Business."

         The limited marketing of the .MD domain names and our related Internet services which has occurred has consisted of advertising in medical journals, direct mail to physicians, as well as a point of presence at various medical conventions.

TECHNOLOGY AND SYSTEMS

         Both of our website www.Healthmall.com, www.GoHealth.md are made available with the latest Internet hardware and software technologies. Exodus IT-class co-location facilities provide a secure, high availability and high bandwidth space for our servers. This includes redundant OC-3 and OC-12 backbone connections to the Internet, uninterruptible power supplies with diesel generator backup, all housed in a copper-lined, earthquake-proof building. Direct connections via "T-1" and DSL lines allow the main office to connect seamlessly and reliably to the servers and the Internet. A farm of Intergraph IS-8000 and IS80 mission-critical servers are housed behind a redundant F5 Big/IP switcher for complete software and hardware fault tolerance and load leveling. These servers run Microsoft Windows NT Enterprise Server with Internet Information Server 4.0, Active Server Pages with a proprietary page caching system and publishing tools for Web page hosting and production management. The resulting performance in preliminary tests shows dominance over other competitive sites. All advertisement hosting and reporting is handled through NetGravity Ad Server, a powerful ad management and forecasting toolset.

         The website's Personal Health Tracker and Search features utilize Microsoft SiteServer tools and technologies. This provides the customized web crawling, user profile management, nightly process runs and e-mail support that the Personal Health Tracker requires.

         Microsoft  SQL  Server  databases  are  heavily  used for all  content,
process   management  and  tracking  needs.   Offsite  backups  occur  regularly
throughout the day to protect against a total system failure.

         We believe the site is a very stable, scalable, and high performance solution for Healthmall.com's current and future needs.

COMPETITION

         We currently face competition in the domain name registration business from other registries for ccTLDs, resellers, registrars and registries of the top-level domains .com, .net and .org, including Network Solutions, Inc. In developing and distributing future products and services for the Internet-based services markets, we face intense competition and expect to have multiple competitors for each of the products or services, if any, which we develop, market or sell. For example, with respect to our healthcare and medical information portal we plan to develop, we will be competing with many companies that have greater experience and brand recognition than we do, including Healtheon Companies, Inc., DrKoop, Careinsite and Webmd. Increased competition could result in pricing pressures, reduced sales, margins, profits, and/or market share or the failure of our products to achieve or maintain market acceptance. Furthermore, the industry in which we intend to compete is characterized by rapid changes and frequent product and service introductions.

         Many of our current and potential competitors have significantly greater financial, marketing, customer support, technical and other resources than we do. Some of our competitors and potential competitors have longer operating histories, greater name recognition, access to larger customer bases, more established distribution channels or substantially greater resources than we have. As a result, they may be able to respond more quickly than we can to new or changing opportunities, technologies, standards or customer requirements.

ONLINE COMPETITORS

         There is significant interest in health-related content among online consumers. Demographic factors and the growth of online audiences suggest that the popularity of this content will continue to increase. Similarly, major health advertisers are showing increased levels of interest in the Internet. Some key operators of health-related sites on the Internet today include:

o DIVISIONS OR AFFILIATES OF PRINT PUBLISHERS; including Healthy Ideas (Rodale Press), PHYS (Conde Nast), Thrive (owned by Oxygen Media), MediConsult, Dr. Koop and HealthScout (a service of RX Remedy, Inc., a market research firm.)

o VENTURES OF ONLINE SERVICE FIRMS; including Better Health (iVillage) and Thrive (owned by Oxygen Media), Medscape and WebMD.

o PUBLIC SECTOR AND INSTITUTIONAL SITES; including the National institute of Health, Mayo Clinic, InteliHealth and university sites. While these sites compete for viewer time and attention, they do not typically compete for advertising or transactional revenues.

o PORTALS/SEARCH ENGINES; principally the proprietary health-related content presented to subscribers to America Online, MSN.com, Yahoo!, Excite, etc.

o INTERNET SITES OTHER THAN HEALTH-RELATED SITES; including general interest sites, such as news sites and search engines, which often host some health-related content in the context of other editorial materials.

                              FINANCIAL STATEMENTS

         Our financial statements for the fiscal years ending May 31, 1999, and 1998 have been audited by Jones, Jensen & Company, independent auditors, and are set forth on page 20 herein. Audited financial statements of GoHealth through September 30, 1999, and pro forma financial statements have been audited by Samuel Klein & Co., independent auditors, and are set forth on page 33 herein.

                CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
                       ACCOUNTING AND FINANCIAL DISCLOSURE

         As a result of our merger, we have retained the services of our merger partner's independent certified public accountant, Samuel Klein & Co., as of December 1, 1999, for all of our needs. Jones, Jensen & Company, our previous accountant ("Jones, Jensen"), was dismissed by our board of directors on December 1, 1999, in connection with the Merger of GoHealth. This dismissal was unrelated to Jones, Jensen's competence, practices and procedures. Jones, Jensen's financial statement reports did not contain any adverse opinion, disclaimer of opinion, or modified opinion.

         Jones, Jensen has informed us that it will provide the SEC a letter containing our position with the foregoing statements regarding our change in certifying accountant.

                                   MANAGEMENT

                Directors, Executive Officers and Control Persons
               Name                   Age          Position(s) and Office(s)
--------------------------------------------------------------------------------
      Dr. Leonard F. Vernon           44       President, Treasurer and Director
      William D. Hanna                54                    Director
      Kevin O'Donnell                 51                   Secretary

         DR. LEONARD F. VERNON, the founder of our only subsidiary, GoHealth, became our president, treasurer and a director on November 10, 1999. Dr. Vernon has managed and/or overseen the operation of a successful private practice, as well as the development of a private company that became a publicly traded NASDAQ corporation. Dr. Vernon is 44 years old and has maintained a private practice of chiropractic for over 20 years. He was licensed by the New Jersey State Board of Medical Examiners for the Practice of Chiropractic in New Jersey. He is additionally licensed to practice chiropractic in the State of Delaware and the Commonwealth of Pennsylvania.

         WILLIAM D. HANNA became one of our directors and our vice president on November 10, 1999. Mr. Hanna attended Philadelphia Community College and has extensive experience in real estate and site development. Previous to his retirement more than five years ago, Mr. Hanna worked for 20 years in the construction industry as a steel erector and owner of his own business. In the past five years, Mr. Hanna has served as the chief executive officer of a durable medical equipment company and has also been a co-owner of a provider of discounted health care services to the general public.

         KEVIN O'DONNELL became one of our directors on November 10, 1999. Mr. O'Donnell is a 1976 graduate of Rutgers University (B.A. Political Science). From 1978 to 1996, he was employed by Burlington Industries as an operations manager and then as Northeast Regional Sales and Marketing Manager. In 1990, Mr. O'Donnell became the Director of Operations for Imaging Management Associates, Inc. In this position, he oversaw the project development, start-up, and operation of seven outpatient diagnostic imaging centers. He has extensive experience in personnel recruitment, employee benefit programs, supplier/vendor networks, and contract negotiation. He also has marketing and product development experience in the managed care and private practice physician sectors of the healthcare marketplace.

BOARD OF DIRECTORS

         Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and have qualified. Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors have been elected and have qualified.

         Our current directors did not timely file required Forms 3 between the time of their respective appointments until December 28, 1999. Sandra Vernon, the wife of one of our directors and our president, Dr. Leonard Vernon, acquired more than 10% of our common stock in the GoHealth merger and filed a Form 3 on December 28, 1999.

         Based solely upon our review of Forms 3, 4 and 5 and amendments thereto furnished to the registrant under Rule 16a-3(a) during the fiscal year preceding the filing of this Form 10-KSB, we are not aware of any other person who was a director, officer, or beneficial owner of more than ten percent of our common stock and who failed to file reports required by Section 16(a) of the Securities Exchange Act of 1934 in a timely manner.

                             EXECUTIVE COMPENSATION

         The following tables describe the compensation of the persons who have served as the Company's chief executive officer for the last three fiscal years and since May 31, 1999. No compensation in excess of $100,000 was awarded to, earned by, or paid to any executive officer or director of the Company during the years ended May 31, 1999, 1998 or 1997, or has been since May 31, 1999.

                                                  Annual Compensation
          Name and           Fiscal                               Other Annual
     Principal Position       Year       Salary ($)   Bonus ($) Compensation ($)

       Dr. Leonard           1999         -0-(1)         -0-            -0-
          Vernon,
         President

       Tyson Schiff,         1999          -0-         $500(2)          -0-
         President

     Mary C. MacGuire,       1998          -0-           -0-            -0-
         President

     John W. MacGuire,       1997          -0-           -0-            -0-
         President


                                                     Long Term Compensation
                                                   Awards                    Payouts
                                                   ------                    -------
                                          Restricted        Securities        LTIP         All Other
     Name and Principal     Fiscal           Stock          Underlying       Payouts     Compensation
          Position           Year         Award(s)($)     Options/SARs(#)      ($)            ($)

        Dr. Leonard          1999             -0-               -0-            -0-
          Vernon,
         President

       Tyson Schiff,         1999             -0-               -0-            -0-            -0-
         President

       Mary C. MacGuire,     1998             -0-               -0-            -0-            -0-
         President

      John W. MacGuire,      1997             -0-               -0-            -0-            -0-
         President

         (1) Dr. Leonard Vernon has never received compensation for his services. However, in the event our revenues exceed $1,000,000 or at the discretion of the board of directors, Dr. Vernon will receive an annual salary of approximately $145,000. At such point, we also expects to pay $75,000 to Kevin O'Donnell, Vice President, Director of Operations, and $30,000 to William Hanna, President of Sales.

         (2) In October 1998, Tyson Schiff received a $500 bonus for serving as the Company's president and director since July 1996, and for agreeing to continue to serve as a director and the president of the Company.

            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

         Our common stock is currently traded through the NASD Over-the-Counter Bulletin Board ("OTC-BB") under the symbol NUGT. Limited trading has occurred over the past several years.

         In October 1998, our common stock experienced a 1-for-310 reverse stock split whereby each 310 shares was converted into one share and all fractional shares were rounded up. Immediately after the reverse split, we had approximately 97,177 total shares of issued and outstanding. Simultaneous with this reverse stock split the number of shares of common stock authorized for issuance was reduced 1-for-10, from 50,000,000 to 5,000,000.

         At our 1999 annual meeting, held on August 16, 1999, our Board of Directors and the holders of a majority of the outstanding common stock increased the number of authorized shares of our common stock to 25,000,000 from 5,000,000.

         The following table set forth below lists the range of high and low bids of our common stock for each fiscal quarter for the last two fiscal years. The prices in the table reflect inter-dealer prices, without retail markup, markdown or commission and may not represent actual transactions.

         The amounts, and all other shares and price information contained in this document have been adjusted to reflect the stock splits.

         FISCAL YEAR ENDED MAY 31, 1998            HIGH               LOW

                           First Quarter           $0.02             $0.005
                           Second Quarter          $0.02             $0.005
                           Third Quarter           $0.02             $0.001
                           Fourth Quarter          $0.02             $0.005

         FISCAL YEAR ENDED MAY 31, 1999

                           First Quarter           $0.02             $0.001
                           Second Quarter          $6.00             $0.062
                           Third Quarter           $7.00             $0.062
                           Fourth Quarter          $5.062            $0.062

         FISCAL YEAR ENDED MAY 31, 2000

                           First Quarter           $4.125            $1.375
                           Second Quarter          $5.25             $2.00
                           Third Quarter (*)       $5.812            $4.25

         * This is only a partial fiscal quarter as the third quarter of 200 began on December 1,

1999 and ends on February 29, 2000. The prices listed in this quarter are therefore high and low bids between December 1, 1999 through December 27, 1999.

         As of December 1, 1999, we had approximately 4,099,603 shares of our common stock outstanding held by approximately 622 holders of record.

                                    DIVIDENDS

         We have never paid a cash dividend on our common stock. It is our present policy to retain earnings, if any, to finance the development and growth of our business. Accordingly, we do not anticipate declaring any cash dividends in the foreseeable future.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Dr. Leonard Vernon founded GoHealth and is one of our directors, our president and the husband of Sandra Vernon, our largest shareholder. Dr. Vernon has a previous disciplinary action by the New Jersey State Board of Medical Examiners in which he was given an 18-month suspension of his license, 30 days of which were to be active with a monetary penalty of $3000. Dr. Vernon failed to perform the required community service and pay the fine and the suspension was imposed for a full 18 months. This disciplinary action was taken after the determination that Dr. Vernon's application to the Educational Commission of Foreign Medical Graduates was misleading. Dr. Vernon currently possesses an unrestricted license to practice chiropractic in the State of New Jersey as well and the Commonwealth of Pennsylvania and State of Delaware and there is no pending disciplinary action against him in any of the states in which he is licensed.

         Our offices are located at 2051 Springdale Road, Cherry Hill, New Jersey, which also houses the offices of Able Imaging, Inc., a wholly owned entity of William D. Hanna, one of our directors. We do not pay rent to Mr. Hanna for such facilities.

         We have obtained a total of $38,000 pursuant to three working capital loans from William Hanna Consultants, Inc., an entity controlled by William Hanna, one of our directors. All of these notes are unsecured, require all interest and principal be repaid in one lump sum and bear 5% interest per annum. A $25,000 April 26, 1999 Note was due to be repaid on May 26, 1999, and was extended indefinitely. No additional consideration was tendered for this indefinite extension. A $10,000 Note dated March 29, 1999, matures on March 29, 2000. A $3,000 Note dated May 2, 1999 matures on May 2, 2000. We have not made any payments of interest or principal upon either the March 29, 1999 Note or the May 2, 1999 Note.

         Ken Kurtz currently owns less than 5% of our outstanding common stock. Prior to the GoHealth merger, however, he owned in excess of 50% of the common stock. Mr. Kurtz received 400,000 shares pursuant to a November 30, 1998 consulting agreement with us whereby he agreed to assist in preparing employment agreements, contracts and other filings required by the Commission and all other necessary state and Federal regulatory bodies, and in referring to us an independent auditor and attorney.

         On June 22, 1998, for a $15,100 investment we issued 15,100,000 restricted shares of common stock (the "Shares") to a designee of Park Street -- First Avenue, Ltd., a limited partnership organized under the laws of the State of Utah. Ken Kurtz, being a general partner of First Avenue, Ltd. and the president of Park Street, indirectly controls such shares.

         According to a Financial Consulting Agreement between Company and Park Street Investments, Inc. executed on March 5, 1998, Park Street assisted with our administration and recapitalization. Park Street also agreed to actively pursue and negotiate a merger or business combination with a third party on our behalf. GoHealth was introduced to us through the efforts of Kurtz and Park
Street. Park Street paid all costs associated with these responsibilities through the GoHealth merger.

                        UNDERTAKING REGARDING FORM 10-KSB

         We hereby undertake to provide without charge to each person solicited with this proxy statement, on the written request of any such person, a copy of its annual report on Form 10-KSB including the financial statements and the financial statement schedules, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Act for the fiscal year ended May 31, 1999.

         This written request should be addressed to us at our headquarters at 2051 Springdale Road, Cherry Hill, New Jersey 08003.

                                    SIGNATURE

By order of the board of directors,


 /s/ Dr. Leonard Vernon
----------------------------------
Dr. Leonard Vernon, President

Cherry Hill, New Jersey
December 29, 1999

                                INDEX TO EXHIBITS

EXHIBIT
  NO.             DESCRIPTION

2.1 Stock Exchange Agreement and Plan of Merger dated September 30, 1999, by and between Nugget Exploration, Inc., Nugget Holding Company and GoHealth.MD, Inc. Incorporated herein from our Form 10-QSB for the quarter ended August 31, 1999.

23.1     Consent of Jones, Jensen & Co.

23.2     Consent of Samuel Klein & Co.

                [SEE END OF DOCUMENT FOR EXHIBITS 23.1 AND 23.2]

                            NUGGET EXPLORATION, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                              MAY 31, 1999 AND 1998

                                    CONTENTS

Independent Auditors' Report..................................................22

Balance Sheets................................................................23

Statements of Operations......................................................24

Statements of Stockholders' Equity (Deficit)..................................25

Statements of Cash Flows......................................................27

Notes to the Financial Statements.............................................29

                    [Letterhead of Jones, Jensen & Company]



                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Nugget Exploration, Inc.
(A Development Stage Company)
Casper, Wyoming

We have audited the accompanying balance sheets of Nugget Exploration, Inc. (a development stage company) as of May 31, 1999 and 1998, and the related statements of operations, stockholders' equity (deficit), and cash flows for the years ended May 31, 1999, 1998 and 1997 and from inception on July 24, 1980 through May 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nugget Exploration, Inc. (a development stage company) as of May 31, 1999 and 1998, and the results of its operations and its cash flows for the years ended May 31, 1999, 1998 and 1997 and from inception on July 24, 1980 through May 31, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company's recurring losses from operations and working capital deficit raise substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note
2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Jones, Jensen & Company

Jones, Jensen & Company
Salt Lake City, Utah

July 21, 1999


              The accompanying notes are an integral part of these
                             financial statements.

                                           NUGGET EXPLORATION, INC.
                                           (A Development Stage Company)
                                                  Balance Sheets

                                                      ASSETS

                                                                             MAY 31,
                                                                   1999                 1998
                                                                   ----                 ----
CURRENT ASSETS

   Cash                                                      $           6,180   $             7,010
                                                             -----------------   -------------------
     Total Current Assets                                                6,180                 7,010
                                                             -----------------   -------------------
OTHER ASSETS

   Patented lode mining claims held for sale (Note 4)                   -                    111,502
                                                             -----------------   -------------------
     Total other assets                                                 -                    111,502
                                                             -----------------   -------------------
     TOTAL ASSETS                                            $           6,180   $           118,512
                                                             =================   ===================



                                  LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                                  ----------------------------------------------

CURRENT LIABILITIES
   Accounts payable                                          $          20,465   $           147,553
   Accrued payroll - related party (Note 5)                             -                    651,389
   Notes payable - related parties (Note 3)                             -                    624,642
   Accrued interest - related parties (Note 3)                          -                    591,652
   Notes payable (Note 6)                                                7,380                29,714
   Accrued interest (Note 6)                                             8,702                27,635
                                                             -----------------   -------------------
     TOTAL CURRENT LIABILITIES                                          36,547             2,072,585
                                                             -----------------   -------------------
     TOTAL LIABILITIES                                                  36,547             2,072,585
                                                             -----------------   -------------------


STOCKHOLDERS' EQUITY (DEFICIT)

   Common stock: 50,000,000 shares authorized
    of $0.01 par value; 697,117 and 48,407
    shares issued and outstanding, respectively                          6,971                   484
   Additional paid-in capital                                        3,536,930             3,342,317
   Deficit accumulated during the development stage                 (3,574,268)           (5,296,874)
                                                             -----------------   -------------------
     Total Stockholders' Equity (Deficit)                              (30,367)           (1,954,073)
                                                             -----------------   -------------------
     TOTAL LIABILITIES AND STOCKHOLDERS'
      EQUITY (DEFICIT)                                       $           6,180   $           118,512
                                                             =================   ===================

                           The accompanying notes are an integral part of these
                                          financial statements.

                                             NUGGET EXPLORATION, INC.

                                           (A Development Stage Company)
                                             Statements of Operations


                                                                                                           From
                                                                                                       Inception on
                                                                                                         July 24,
                                                                   For the Years Ended                 1980 Through
                                                                        May 31,                           May 31,

                                                1999                1998                1997               1999
                                          ----------------  ------------------   -----------------  -------------------
REVENUES                                  $         -       $           -        $          -       $            -
                                          ----------------  ------------------   -----------------  -------------------
EXPENSES                                           250,304              78,524              78,967            5,547,178
                                          ----------------  ------------------   -----------------  -------------------
NET LOSS FROM OPERATIONS                          (250,304)            (78,524)            (78,967)          (5,547,178)
                                          ----------------  ------------------   -----------------  -------------------
OTHER INCOME

   Gain on sale of asset (Note 4)                  588,499              -                   -                   588,499
                                          ----------------  ------------------   -----------------  -------------------
     Total Other Income                            588,499              -                   -                   588,499
                                          ----------------  ------------------   -----------------  -------------------
NET INCOME (LOSS) BEFORE

 EXTRAORDINARY ITEM                                338,195             (78,524)            (78,967)          (4,958,679)
                                          ----------------  ------------------   -----------------  -------------------
EXTRAORDINARY ITEM (Note 7)

   Gain on extinguishment of debt                1,384,411              -                   -                 1,384,411
                                          ----------------  ------------------   -----------------  -------------------
     Total Extraordinary Item                    1,384,411              -                   -                 1,384,411
                                          ----------------  ------------------   -----------------  -------------------
NET INCOME (LOSS)                         $      1,722,606  $          (78,524)  $         (78,967) $        (3,574,268)
                                          ================  ==================   =================  ===================
BASIC INCOME (LOSS) PER
 SHARE OF COMMON STOCK

   Before extraordinary items             $           0.85  $            (1.62)  $           (1.63)
   Extraordinary items                                3.50              -                   -
                                          ----------------  ------------------   -----------------
     Basic Income (Loss) Per

      Share of Common Stock               $           4.35  $            (1.62)  $           (1.63)
                                          ================  ==================   =================
WEIGHTED AVERAGE NUMBER
 OF SHARES OUTSTANDING                             396,162              48,407              48,407
                                          ================  ==================   =================


                            The accompanying notes are an integral part of these
                                             financial statements.

                                                NUGGET EXPLORATION, INC.

                                              (A Development Stage Company)
                                      Statements of Stockholders' Equity (Deficit)


                                                                                                  Deficit
                                                                                                 Accumulated
                                                                                Additional        During the
                                                             Common Stock        Paid-in        Development
                                                 Shares         Amount           Capital            Stage
At inception on July 24, 1980                      -               $-               $-             $   -

Common stock issued for property
 at approximately $19.62 per share              10,452           104             204,940               -

Common stock issued for cash
 at approximately $30.33 per share               2,374            24              71,976               -

Common stock issued for cash
 at approximately $77.50 per share               9,677            97             749,903               -

Stock offering costs                               -              -              (18,854)              -

Common stock issued for cash
 at approximately $77.52 per share                 258             3              19,997               -

Common stock issued for cash
 at approximately $96.68 per share              16,129           161           2,499,839               -

Stock offering costs                               -              -             (482,517)              -

Stock issued for property
 at approximately $96.68 per share               2,581            26             249,502               -

Warrant issued for cash                            -              -                  100               -

Common stock issued for cash
 and services at approximately
 $43.41 per share                                  645             6              27,994               -

Common stock issued for services
 at approximately$3.10 per share                   323             3                 997               -

Common stock issued for debt
 at approximately $3.10 per share                5,968            60              18,440               -

Net loss for the period from
 inception on July 24, 1980 to
 May 31, 1995                                      -               -                 -             (5,103,532)
                                          ------------------  -----------    -------------    -------------------
Balance, May 31, 1995                           48,407           484           3,342,317           (5,103,532)

Net loss for the year ended

 MAY 31, 1996                                      -                -                   -             (35,851)
                                          ------------------  -----------    -------------    -------------------
Balance, May 31, 1996                           48,407        $  484         $ 3,342,317          $(5,139,383)
                                          ------------------  -----------    -------------    --------------------

                           The accompanying notes are an integral part of these
                                          financial statements.

                                                NUGGET EXPLORATION, INC.

                                              (A Development Stage Company)
                                Statements of Stockholders' Equity (Deficit) (Continued)



                                                                                                     Deficit
                                                                                                   Accumulated
                                                                              Additional            During the
                                                     Common Stock              Paid-in             Development
                                              Shares            Amount         Capital                Stage
                                              ------            ------         -------                -----
Balance, May 31, 1996                           48,407    $      484        $  3,342,317        $  (5,139,383)

Net loss for the year ended
 May 31, 1997                                      -               -                   -              (78,967)
                                          --------------  ---------------   -----------------  --------------------
Balance, May 31, 1997                           48,407           484           3,342,317           (5,218,350)

Net loss for the year ended
 May 31, 1998                                      -              -                   -               (78,524)
                                          --------------  ---------------   -----------------  --------------------
Balance, May 31, 1998                           48,407           484           3,342,317           (5,296,874)

Common stock issued for cash
$0.31 per share                                 48,710           487              14,613                -

Common stock issued for services
 at $0.31 per share                            600,000         6,000             180,000                -

Net income for the year ended
 May 31, 1999                                     -               -                   -             1,722,606
                                          --------------  ---------------   -----------------  --------------------
Balance, May 31, 1999                          697,117    $    6,971   $    $  3,536,930        $  (3,574,268)
                                          ==============  ===============   =================  ====================




                           The accompanying notes are an integral part of these
                                               financial statements.

                                              NUGGET EXPLORATION, INC.

                                           (A Development Stage Company)
                                              Statements of Cash Flows


                                                                                                            From
                                                                                                         Inception on
                                                                                                          July 24,
                                                                 For the Years Ended                    1980 Through
                                                                         May 31,                            May 31,
                                                        1999              1998             1997              1999
                                                    --------------   ---------------  ---------------   ------------------
CASH FLOWS FROM
 OPERATING ACTIVITIES:

   Net income (loss)                                $    1,722,606   $   (78,524)     $    (78,967)       $  (3,574,268)
   Adjustments to reconcile net loss to
    changes in operating assets and
    liabilities:
     Stock issued for services, property and
         debt                                              186,000            -                -                550,571
     Gain on sale of asset                                (588,499)           -                -               (588,499)
     Gain on extinguishment of debt                     (1,384,411)           -                -             (1,384,411)
   Changes in operating assets and liabilities:
     Increase (decrease) in accrued expenses                   664        74,709            73,907            1,271,340
     Increase (decrease) in accounts payable               (90,611)       10,803             4,932               56,942
                                                      -------------   ------------    -------------       --------------
       Net Cash Provided (Used) by
        Operating Activities                              (154,251)        6,988              (128)          (3,668,325)
                                                      -------------   ------------    -------------       --------------

CASH FLOWS FROM
 INVESTING ACTIVITIES:

   Investment in property                                     -               -                -               (111,502)
   Cash received on sale of property                       700,000            -                -                700,000
                                                      ------------    ------------    -------------       --------------
       Net Cash Provided by
        Investing ActivitieS                               700,000            -                -                588,498
                                                      ------------    ------------    -------------       --------------
CASH FLOWS FROM
 FINANCING ACTIVITIES:

   Sale of common stock for cash - net of
     stock offering costs                                   15,100            -                -              2,993,330
   Cash payments of notes payable - related               (561,679)           -                -               (561,679)
   Proceeds from notes payable                              -                 -                -                654,356
                                                      ------------    ------------    -------------       --------------

       Net Cash Provided (Used) by
        Financing Activities                              (546,579)           -                -              3,086,007
                                                      ------------    ------------    -------------       --------------
INCREASE (DECREASE) IN CASH
 AND CASH EQUIVALENTS                                         (830)        6,988              (128)              6,180

CASH AND CASH EQUIVALENTS AT

 BEGINNING OF PERIOD                                         7,010            22               150                -
                                                      ------------    ------------    -------------       --------------
CASH AND CASH EQUIVALENTS AT

 END OF PERIOD                                        $      6,180    $     7,010     $         22        $        6,180
                                                      ============    ============    ==============      ==============


                    The  accompanying  notes  are  an  integral  part  of  these financial statements.

                                                  NUGGET EXPLORATION, INC.

                                                (A Development Stage Company)
                                             Statements of Cash Flows (Continued)


                                                                                                              From
                                                                                                          Inception on
                                                                                                           July 24,
                                                                   For the Years Ended                   1980 Through
                                                                         May 31,                            May 31,
                                                        1999              1998             1997               1999
                                                    --------------   ---------------  ---------------   ------------------
SUPPLEMENTAL CASH FLOW
 INFORMATION

CASH PAID FOR:

   Interest                                         $       -        $    -           $      -           $           -
   Income taxes                                     $       -        $    -           $      -           $           -

NON-CASH FINANCING ACTIVITIES

   Common stock issued for services rendered        $   186,000      $    -           $      -            $    200,000
   Common stock issued for debt relief              $       -        $    -           $      -            $     18,500
   Common stock issued for property                 $       -        $    -           $      -            $    249,528


                    The  accompanying  notes  are  an  integral  part  of  these financial statements.

                            NUGGET EXPLORATION, INC.

                          (A Development Stage Company)
                        Notes to the Financial Statements

                              May 31, 1999 and 1998



NOTE 1 -      ORGANIZATION AND HISTORY

              Nugget Exploration, Inc. (the Company) was incorporated under the laws of Nevada on July 24, 1980 for the purpose of exploring for and developing uranium, gold and other mineral properties. The Company has had limited operations to date and its activities have consisted primarily of raising equity capital and the acquisition and exploration of mineral properties; accordingly, the Company is considered to be a development stage enterprise as defined in SFAS
              7. Current operations are being funded by borrowings from the Company's officers.

              a.  Accounting Method

              The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a May 31 calendar year end.

              b.  Cash and Cash Equivalents

              Cash equivalents  include  short-term,  highly liquid  investments
              with   maturities   of  three  months  or  less  at  the  time  of
              acquisition.

              c.  Basic Loss Per Share

              The computations of basic loss per share of common stock are based on the weighted average number of shares outstanding during the period of the financial statements.

              d.  Provision for Taxes

              At May 31, 1999, the Company had net operating loss carryforwards of approximately $3,500,000 that may be offset against future taxable income through 2014. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amounts.

              e.  Estimates

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                            NUGGET EXPLORATION, INC.

                          (A Development Stage Company)
                        Notes to the Financial Statements

                              May 31, 1999 and 1998



NOTE 2 -      GOING CONCERN

              The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. It is the intent of the Company to seek a merger with an existing, operating company. Until that time, shareholders of the Company have committed to meeting its minimal operating needs.

NOTE 3 -      NOTES PAYABLE - RELATED PARTIES


              Notes payable - related parties at May 31, 1999 and 1998 consisted of the following:

                                                                      1999                  1998
                                                                -----------------     -----------------
              Note payable to officers of the Company,
               interest at 12% per annum, due on demand,
               unsecured.                                         $      -              $     155,203

              Notes payable to an officer of the Company,
               interest at 11% to 12.75%, due on demand,
               unsecured.                                                -                    434,073

              Note payable to a related party bearing interest
               at 2% over prime, due on demand, unsecured.               -                     34,166

              Note payable to a related party bearing interest
               at 2% over prime, due on demand, unsecured.               -                      1,200
                                                                  --------              --------------
                   Totals                                                -                    624,642

                   ACCRUED INTEREST                                      -                    591,652
                                                                  ---------------       ---------------
                   TOTAL AMOUNTS DUE                              $      -              $    1,216,294
                                                                  ===============       ===============

              Since inception of the Company, the President and Treasurer of the Company had advanced money to the Company without collateral and paid certain expenses on behalf of the Company, which totaled $624,642 at May 31, 1998. During the year ended May 31, 1999, the Company settled the amount in full, including accrued interest thereon.

                            NUGGET EXPLORATION, INC.

                          (A Development Stage Company)
                        Notes to the Financial Statements

                              May 31, 1999 and 1998

NOTE 4 -      PATENTED LODE MINING CLAIMS SALE

              The Company acquired patented lode mining claims in Atlantic City, Wyoming for the purpose of mining gold. During the year ended May 31, 1999, the mining claims were sold at a gain of $588,499.

NOTE 5 -      ACCRUED PAYROLL - RELATED PARTY

              The Company had accrued salary to the Company's former President. At May 31, 1999 and 1998, the amounts due were $-0- and $651,389, respectively.

NOTE 6 -      NOTES PAYABLE

              Notes payable at May 31, 1999 and 1998 consisted of the following:

                                                                        1999                  1998
                                                                 -----------------     -----------------
              Note payable to an individual, interest at 9%
               per annum, due on demand, unsecured.               $     2,290                $2,290

              Note payable to an individual, interest at 9%
               per annum, due on demand, unsecured.                     5,090                 5,090

              Notes payable to a company, interest at 10.5% -
               12.75%, due on demand, unsecured.                          -                  22,334
                                                                  -------------        -----------------
                   Totals                                               7,380                29,714

                   Accrued interest                                     8,702                27,635
                                                                  -------------        -----------------
                   Total Amounts Due                              $    16,082          $     57,349
                                                                  =============        =================

                            NUGGET EXPLORATION, INC.

                          (A Development Stage Company)
                        Notes to the Financial Statements

                              May 31, 1999 and 1998

NOTE 7 -      EXTRAORDINARY ITEM

              During the year ended May 31, 1999, the Company recognized a gain from extinguishment of debt in the amount of $1,384,411. FASB Statement No. 4 requires that gains and losses from extinguishment of debt be reported as extraordinary items. Due to the Company's net operating loss carryforwards, tax effects are not considered in the calculation. The gain on extinguishment of debt was calculated as follows:

                                            Balance,                     Gain on Debt                  Balance,
                                            May 31,         Cash         Extinguish-                    May 31,
                                            1998             Payments      ments         Additions       1999
                                         -------------  -------------  --------------  -----------  --------------

              Accounts payable           $     147,553  $     (92,342)  $     (36,476)  $   1,730    $   20,465
              Accrued payroll -
                related party                  651,389         -             (651,389)        -             -
              Notes payable -
                related parties                624,642       (561,679)        (62,963)        -             -
              Accrued interest -
                related parties                591,652         -             (591,652)        -             -
              Notes payable                     29,714         -              (22,334)        -           7,380
              ACCRUED INTEREST                  27,635         -              (19,597)        664         8,702
                                         -------------  -------------   -------------   ----------   -------------
              TOTAL                      $   2,072,585  $    (654,021)  $  (1,384,411)  $   2,394    $   36,547
                                         =============  =============   =============   ==========   =============

                                GOHEALTH.MD, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1999

                    [Letterhead of Samuel Klein and Company]






                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors of
GOHEALTH.MD, Inc.
(A Development Stage Company)
Cherry Hill, New Jersey 08003

We have audited the accompanying balance sheet of GOHEALTH.MD, Inc. (A Development Stage Company) as of September 30, 1999 and the related statements of operations, stockholders= equity and cash flows for the period from inception (February 23, 1999) to September 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GOHEALTH.MD, Inc. (A Development Stage Company) as of September 30, 1999 and the results of its operations and its cash flows for the initial period then ended in conformity with generally accepted accounting principles.

                                                         /S/
                                                       SAMUEL KLEIN AND COMPANY

Newark, New Jersey
December 27, 1999

                                GOHEALTH.MD, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                                  BALANCE SHEET

                               SEPTEMBER 30, 1999

ASSETS

Current Assets:

   Cash                                                          $109,016
   Accounts receivable                                                 48
   Stock subscription receivable                                    1,400
   Domain names - available for sale                               27,577
                                                               ----------
                                                                  138,041

Other Assets:

   Website costs                                                   65,955

                                                                 $203,996

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Current Liabilities:

   Accounts payable                                              $ 37,806
   Accrued expenses                                                 4,694
   Notes payable                                                   38,000
   Due to officer                                                  21,622
                                                               ----------
          Total Liabilities                                       102,122

Stockholders' Equity:

   Common stock ($.001 par value, 10,000,000 shares
     authorized, 3,080,000 shares issued and outstanding)           3,080
   Additional paid-in capital                                     207,920
   Deficit accumulated during the development stage             (109,126)
                                                               ----------
          Total Stockholders' Equity                              101,874

                                                                 $203,996
                                                               ===========
--------------------

The accompanying notes are an integral part of these financial statements.

                                GOHEALTH.MD, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                             STATEMENT OF OPERATIONS

                FOR THE PERIOD FROM INCEPTION (FEBRUARY 23, 1999)

                              TO SEPTEMBER 30, 1999



Sales:

   Advertising revenue                                            $           48
   Domain name sales                                                       1,300
Cost of Sales                                                              (910)
         Gross Profit                                                        438

Other Expenses:

   General and administrative expenses                                    82,532
   Marketing and licensing fees                                           26,338
   Interest expensE                                                          694
                                                                  --------------
                                                                         109,564
                                                                  --------------
Net Loss                                                              $(109,126)
                                                                  ==============

--------------------

The accompanying notes are an integral part of these financial statements.

                                GOHEALTH.MD, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                        STATEMENT OF STOCKHOLDERS' EQUITY

                FOR THE PERIOD FROM INCEPTION (FEBRUARY 23, 1999)

                              TO SEPTEMBER 30, 1999



                                                                                            Deficit
                                                     Common Stock                          Accumulated
                                                   $.001 Par Value          Additional      During the          Total
                                              Number                          Paid-In      Development      Stockholders'
                                            of Shares         Amount          Capital          Stage            Equity
                                            ---------        ---------      ------------   -------------    --------------
At Inception on February 23, 1999 $                           $              $              $               $

Issuance of Common Stock
 at $.001 per share                         3,000,000           3,000           -               -                 3,000

Issuance of Shares and Warrants
 in Private Placement                          76,000              76         197,524           -               197,600

Issuance of Shares and
 Warrants for Services                          4,000               4          10,396           -                10,400

Net Loss for the Period from
 Inception February 23, 1999 to
   September 30, 1999                                                                         (109,126)        (109,126)
                                          -------------    ------------     ------------    ------------     -------------
                                          $ 3,080,000       $   3,080        $ 207,920      $ (109,126)     $   101,874
                                          =============    ============     ============    ============     ============









--------------------

The accompanying notes are an integral part of these financial statements.

                                GOHEALTH.MD, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                             STATEMENT OF CASH FLOWS

                FOR THE PERIOD FROM INCEPTION (FEBRUARY 23, 1999)

                              TO SEPTEMBER 30, 1999



Cash Flows from Operating Activities:

   Net loss                                                           $(109,126)
   Adjustment to reconcile net loss to net cash
     used in operating activities:
       Increase in accounts receivable                                      (48)
       Increase in stock subscription receivable                         (1,400)
       Increase in Domain names - available for sale                    (27,577)
       Increase in accounts payable                                      37,806
       Increase in accrued expenses                                       4,694
                                                                     -----------
          Net cash used in operating activities                         (95,651)
                                                                     ----------

Cash Flows from Investing Activities:
   Purchase of Website                                                  (55,555)
          Net cash used in investing activities                         (55,555)

Cash Flows from Financing Activities:
   Proceeds from sale of common stock and stock warrants                200,600
   Proceeds of notes payable                                             38,000
   Proceeds from officers loans                                          21,622
                                                                     -----------
          Net cash provided by investing activities                     260,222
                                                                     -----------
Net Increase in Cash                                                    109,016

Cash - Inception (February 23, 1999)                                  $     -
                                                                            -
                                                                     -----------
Cash - End of Period (September 30, 1999)                              $109,016
                                                                     ===========

Supplemental Disclosures of Cash Flow Information:
   Cash paid during the period for:
     Interest                                                         $     -
     Taxes                                                            $     -
                                                                     ===========

Supplemental Disclosure of Noncash Investing
 and Financing Activities:
     Issuance of common stock and warrants for
      Website purchase                                                $  10,400
                                                                     ===========


--------------------

The accompanying notes are an integral part of these financial statements.

                                GOHEALTH.MD, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1999

1.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

GOHEALTH.MD, Inc. (the ACompany@), a development stage company, was incorporated under the laws of the State of Delaware on February 23, 1999. GOHEALTH.MD, Inc. will be engaged in providing through the Internet an advertising network and Internet presence for independently-owned health food stores, health care providers and others.

BASIS OF ACCOUNTING

The financial statements of the Company have been prepared on the accrual basis of accounting.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

USE OF MANAGEMENT'S ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

DOMAIN NAMES - AVAILABLE FOR SALE

Domain name - available for sale consists of specific domain names purchased and are valued at the purchase price. When a domain name is sold, the purchase price for that specific name is removed at cost.

IMPAIRMENT OF LONG-LIVED ASSETS

The Company adopted  Statement of Financial  Accounting  Standards No. 121 (SFAS
121), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of". SFAS 121 requires that if facts and circumstances indicate that the cost of fixed assets or othe assets may be impaired, an evaluation of recoverability would be performed by comparing the estimated future undiscounted pre-tax cash flows associated with the asset to the asset's carrying value to determine if a write-down to market value or discounted pre-tax cash flow value would be required.

ADVERTISING AND PROMOTIONAL COSTS

Advertising expenditures of the Company's programs and services are expensed in the period the advertising costs are incurred. Advertising and promotional costs for the period from inception (February 23, 1999) to September 30, 1999 were $24,478.

                                GOHEALTH.MD, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1999

                                   (Continued)

1. THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued) COMPREHENSIVE INCOME

The Company adopted Statement of Financial  Accounting  Standards No. 130, (SFAS
130) AReporting Comprehensive Income@. This statement establishes rules for the reporting of comprehensive income and its components which require that certain items such as foreign currency translation adjustments, unrealized gains and losses on certain investments in debt and equity securities, minimum pension liability adjustments and unearned compensation expense related to stock issuances to employees be presented as separate components of stockholders= equity. The adoption of SFAS 130 had no impact on total stockholders= equity for the period presented in these financial statements.

START-UP ACTIVITIES

The American Institute of Certified Public Accountants recently issued Statement of Position ("SOP") 98-5, "Reporting the Costs of Start-Up Activities." SOP 98-5 requires start-up costs, as defined, to be expensed as incurred and is effective for financial statements for fiscal years after December 15, 1998. The Company currently expenses all start-up costs as incurred and the application of SOP 98-5 will have no material impact on the Company's financial statements.

STOCK-BASED COMPENSATION

The Company has elected to follow Accounting Principles Board Opinion No. 25, (APB 25) "Accounting for Stock Issued to Employees" in accounting for its employee stock option plans. Under APB 25, when the exercise price of the Company's employee stock options equals or is above the market price of the underlying stock on the date of grant, no compensation expense is recognized.

In accounting for options granted to persons other than employees, the provisions of Financial Accounting Standards Board Statement No. 123, (FASB 123) "Accounting for Stock Based Compensation" are applied. In accordance with FASB 123 the fair value of these options are to be estimated at the grant date using the Black- Scholes option pricing model.

INCOME TAXES

The Company follows Statement of Financial  Accounting  Standards No. 109, (SFAS
109) "Accounting for Income Taxes". SFAS 109 requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

                                GOHEALTH.MD, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1999

                                   (Continued)


2.  PLAN OF OPERATIONS

GOHEALTH.MD, Inc. is a development stage company and will be engaged in providing through the Internet an advertising network and Internet presence for independently owned health food stores, health care providers and others through an additional website owned by the Company, HEALTHMALL.COM.

GOHEALTH.MD,  Inc. has  marketing  rights to more than 40 domain names (such as:
HERB.MD, NUTRITION.MD, ARTHRITIS.MD, VITAMIN.MD, FAMILY.MD, and SPORTS.MD) in the TLD (top level domain) .MD. A Florida company, Domain Name Trust, acquired the .MD protocol from Moldova, a small European country formerly part of the Soviet Union. Domain Name Trust has been licensed to sell registrations by Moldova in Europe, Canada and other English speaking countries. The country of Moldova benefits economically from this arrangement, receiving $35 for each name sold.

The Company believes that .MD is the first of a new generation of website addresses and it is a natural and intuitive address that makes sense for physicians and those in the broad medical community, as well as those whose personal initials, corporate initials, state of residence (i.e. Maryland), or title (i.e. Managing Director) are the letters .MD.

 .MD is a top level domain (TLD), comparable in purpose to the top level domain .COM, .NET, or .ORG. The Company believes that in the future a top level domain name will no longer be as primitive as the first TLDs. Secondly, the names still available within these domains are finite. Once a name is registered, it is not available to anyone else. Eventually, all of the domains may be taken. .MD was first made available in 1998.

The Company believes it has several advantages over other companies that may be offering a similar product. The Company expects to develop a significant revenue stream over the next three years through the development and marketing of its Internet domain names. The availability of capturing a large physician network (medical doctors, chiropractors, dentists, podiatrists, osteopaths) to view online advertising in exchange for the establishment of websites and hosting services is one of the Company's primary goals. The availability of having tens of thousands of physicians guaranteed viewing the websites establishes the significant potential for advertising revenue. The Company also believes that the same potential exists for the natural health food products market. It is believed that individual health food stores could be provided with a webpage either free of charge or for a nominal fee with free hosting and website design in exchange for guaranteed viewing of certain web pages on a monthly basis. In exchange, the Company could receive advertising revenue for the guaranteed visits to that particular site.

The Company also owns the domains ACCIDENT.MD, ASK.MD and CALL911.MD and believes that management will be able to obtain the necessary funding to commence its planned principal operations during the year 2000.

                                GOHEALTH.MD, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1999

                                   (Continued)

2.  PLAN OF OPERATIONS (Continued)

The Company is only recently organized and does not have any material assets and has no previous commercial operations, and therefore, there is no history of earnings or operations upon which to judge its future success. To date, the Company has been engaged in the development of its business plan and the preparation and offering of a Private Placement Memorandum. The Company currently has not conducted any significant business nor has the Company signed any definitive agreements with any health food stores, health care providers, or others. Because of its lack of prior operations, assets and industry position, the Company must be considered a development stage enterprise. Consequently, there can be no assurance that viable commercial operations can be achieved or sustained by the Company even if it is successful in raising all of the capital it requires. As a development stage enterprise, the Company is subject to all of the risks inherent in the establishment of a new business, including the absence of a significant operating history, lack of market recognition and limited banking and financial relationships. There can be no assurance that the Company's proposed operations will attract a sufficient customer base to establish viable commercial operations or that it will generate sufficient cash flow to fund the future operations of the Company. The Company's growth strategy is largely dependent on the marketing of its home pages through various marketing media, including but not limited to the Internet.

The market for the Company's products will be characterized by rapidly changing technology and continuing development of customer requirements. The future success of the Company's business will depend in large part upon its ability to develop and market its products at an acceptable cost, develop and market products which meet changing customer needs, and successfully anticipate or respond to technological changes in customer requirements on a cost-effective and timely basis. There can be no assurance that the Company's product development efforts will be successful or that the emergence of new technologies, industry standards or customer requirements will not render the Company's technology or products obsolete or noncompetitive. In addition, to the extent that the Company determines that new technologies or equipment are required to remain competitive, the acquisition and implementation of such technologies and equipment are likely to require significant capital investments by the Company. There can be no assurance that sufficient capital will be available in the future. Operating results can also be significantly adversely affected by the development and introduction of new products or by the establishment of better financed competition.

The Company intends to comply fully with industry rules and regulations. These regulations vary dramatically, from region to region. The Company can make no assurances that it will be able to meet or comply with all the regulatory standards affecting Internet service in every jurisdiction in the world. Furthermore, management cannot predict what changes may occur in such regulations in the future or give any assurances as to the Company's ability to continue its planned operations in light of any such presently unknown changes in regulations applicable to the Company. The Company may be faced with the need to incur substantial legal and professional expenses in an effort to meet the requirements of changing regulatory requirements.

The Company plans an aggressive growth strategy for its clientele and products. There can be no assurance that the Company will be successful in these endeavors. Forces that can contribute to the lack of success in implementing this growth strategy include, among others: (i) regulatory bodies and governmental regulations affecting the Company and its operations, (ii) availability of funding on a timely basis and (iii) functionality. The Company's growth strategy relies on its ability to raise further capital and upon the skills of its management.

                                GOHEALTH.MD, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1999

                                   (Continued)

3.  NOTES PAYABLE

The following is a summary of the Company's notes payable at September 30, 1999:

   Payable to William Hanna on demand, with interest accrued
     at 5% per annum, unsecured                                          $25,000

   Payable to William Hanna Consultants on March 29, 2000,
     with interest accrued at 5% per annum, unsecured                     10,000

   Payable to William Hanna Consultants on May 2, 2000, with
     interest accrued at 5% per annum, unsecured                           3,000
                                                                       ---------
                                                                         $38,000
                                                                       =========

4.  DUE TO OFFICER

As of September 30, 1999 the Company is indebted to its officer in the amount of $21,622. This is a noninterest bearing loan payable on demand.

5.  PROVISION FOR INCOME TAXES

For the period of inception (February 23, 1999) to September 30, 1999 the Company had a loss of $109,126. No tax expense or benefit has been reported in the financial statements due to the uncertainty of future operations.

6.  COMMON STOCK

The authorized capital stock of the Company consists of 10,000,000 shares of Common Stock, par value $.001 per share.

The Company issued 3,000,000 shares of Common Stock to the incorporators of the Company for $3,000.

The Company has offered a total of 500 Units at a price of $5,200 per Unit, which were offered on a Abest efforts, all or none@ basis with respect to the first 20 shares of the Company's Common Stock and a detachable warrant entitling the holder to purchase 2,000 shares of Common Stock. The Company is conducting the Offering in such a manner that the Shares will be sold only to certain Accredited Investors as such term is defined in Rule 501 of Regulation D under the Act, and to not more than 35 other nonaccredited investors, and who satisfy any additional requirements of their state of residency. The pricing and the terms of the securities have been arbitrarily determined by the Company and bear no relationship to the Company's assets, book value or results of operations or any other generally accepted criteria of value. The Units are being offered and sold exclusively through the Company by its Officers, as well as the selected dealers, if any, and their officers, directors and employees may purchase the Units on the same terms and conditions as other investors.

                                GOHEALTH.MD, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1999

                                   (Continued)

6.  COMMON STOCK (Continued)

The minimum subscription price to investors is for $10,400 for 2 units. The Company may, in its sole discretion, accept subscription offers for lesser amounts if deemed to be in the Company's best interest and insofar as permitted by law.

Each Unit Warrant entitles the registered holder thereof to purchase up to 2,000 shares of Common Stock at a price of $2.50 per share (subject to adjustment as described herein) at any time prior to the earlier of (i) May 31, 2003 or (ii) the date that the respective Unit Warrant is redeemed. If the Company is able to complete an initial public offering (AIPO@) of the Common Stock, then beginning 12 months after the IPO, the Unit Warrants will be subject to redemption by the Company at $0.10 per share of the Common Stock that remains, subject each Unit Warrant on thirty (30) days prior written notice if the average closing sales price of the Common Stock over any 10 consecutive trading days equals or exceeds 150% of the IPO price per share of Common Stock.

As of September 30, 1999 and in connection with the private placement, the Company issued 76,000 shares of its Common Stock and 76,000 detachable Warrants and received proceeds of $197,600.

Also, as of September 30, 1999, the Company issued 4,000 Shares and 4,000 Warrants in connection with a website purchase and valued these services at $10,400.

Subsequent to September 30, 1999 and in connection with the private placement, the Company issued additional 22,000 Common Stock shares and 22,000 Warrants and received proceeds of $52,000 and consulting services valued at $5,200.

7.  COMMITMENTS AND CONTINGENCIES

EMPLOYEE STOCK OPTIONS

The Company has reserved a total of 500,000 shares of its Common Stock for grants of incentive stock options to employees. A total of 230,000 options with an exercise price of $.50 per share with terms expiring seven (7) years from the respective dates of the grant have been granted to two employees as of September 30, 1999.

All future grants will have an exercise price above $1.50 per share.

OTHER STOCK OPTIONS

On May 6, 1999 the Company granted 30,000 options to a consulting firm at an exercise price of $.50 per share. These options will have no expiration date and contain two piggyback registration rights.

On May 26, 1999 the Company granted 10,000 options to investment banking consultants at exercise prices of $.50 per share for 5,000 options and $1.00 for 5,000 options. These options contain piggyback registration rights.

On August 27, 1999 the Company granted 20,000 options to a professional consultant. The options, which include piggyback registration rights, are exercisable 10,000 at an exercise price of $1.00 and 10,000 at an exercise price of $1.50.

                                GOHEALTH.MD, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1999

                                   (Continued)

7.  COMMITMENTS AND CONTINGENCIES (Continued)

OTHER STOCK OPTIONS (Continued)

In August 1999 the Company granted to two consultants nonqualified stock options for the right to purchase 175,000 shares of the Company's Common Stock. The options have an exercise price of $1.00 and expire on August 27, 2006 and piggyback registrations rights.

The fair value of the other stock options were estimated according to FASB 123 at the grant dates using the Black Scholes option pricing model and were determined to be immaterial.

GOVERNMENT REGULATION

The Company is subject to local state and federal laws of the jurisdiction that it operates in. The Company also believes that it will be subject to all jurisdictions of its participants and clients.

LITIGATION

The Company is not a party to any litigation, nor to the knowledge of management, is any viable litigation currently threatened against the Company or any of its officers or directors in their capacity as such.

EMPLOYMENT AGREEMENTS

The current officers and directors of the Company have entered into agreements with the Company that state that they will forego salaries until the Company's revenues exceed $1,000,000 or at the discretion of the Board of Directors.

YEAR 2000 ISSUES

The year 2000 issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failures which could affect an entity's ability to conduct normal business operations. It is not possible that all aspects of the Year 2000 Issue affecting the Company, including those related to the efforts of customers or third parties, will be fully resolved. The Company has verified that its significant service providers are currently Year 2000 compliant

8.  MERGER AGREEMENT

On September 30, 1999 the Company entered into a Stock Exchange Agreement and Plan of Merger with Nugget Exploration, Inc. (ANugget@), a publicly held Nevada corporation without current operations and seeking a merger with a corporate entity with planned operations. The agreement provides that at the closing date each issued and outstanding common shares of the Company shall be converted into and exchanged for one fully paid and nonassessable Nugget share.

                                GOHEALTH.MD, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1999

                                   (Continued)

8.  MERGER AGREEMENT (Continued)

In addition, the agreement provided that Nugget would assume all of the Company's rights and obligations under all outstanding stock options and warrants. Upon the closing of the transaction, which was subject to a number of conditions, including shareholder approvals and regulatory requirements, the stockholders of The Company will own approximately 81% of Nugget and therefore have control.

On November 10, 1999 the merger became effective and the stockholders of The Company were issued 3,102,000 shares of Nugget common stock, par value $.01, which resulted in 3,799,117 shares of Nugget common stock outstanding after the merger.

The transaction is expected to be accounted for as a purchase, however, since the stockholders of The Company will own approximately 81% of Nugget outstanding shares and therefore have control, the Company will be deemed to be the acquirer and surviving entity.

9.  SUBSEQUENT EVENTS

On November 16, 1999 the Company entered into a Management Consulting Agreement (AAgreement@) for management consulting, strategic planning and marketing and advisor services. The Agreement requires the Company to compensate the management consulting company $5,000 per month through October 2000, issue to the consultant 300,000 shares of its common stock and requires the Company to issue warrants to the consultant to purchase 500,000 shares of the Company's common stock at exercise prices of $1.00 for the first 100,000 and $2.00 per share for the next 400,000.

In connection with this transaction, the Company will record an expense of $1,050,000 for the 300,000 shares grant and $850,000 for the intrinsic value of the warrants to purchase 500,000 shares of the Company's common stock.

On December 13, 1999 50,000 of the $1.00 warrants were exercised.

On December 22, 1999 the Company issued, in connection with a private placement offering, warrants to purchase 302,000 shares of its common stock at an exercise price of $1.00 per share till December 31, 2002. The warrants were sold for $1.00 per common stock purchase warrants and resulted in the Company receiving proceeds of $302,000. The market price of the Company's common stock at December 22, 1999 was $5.00 and created a beneficial conversion feature to the warrant holders. The Company intends to record $906,000 as a charge in computing net income or loss on common stock.

                                              GOHEALTH.MD, INC.
                                     PRO FORMA CONSOLIDATED BALANCE SHEET

                                              SEPTEMBER 30, 1999
                                                 (Unaudited)

                                                                 Nugget
                                                GoHealth       Exploration
                                                  .MD,           , Inc.
                                                               August 31,
                                                  Inc.            1999            Pro Forma
                                                Sept. 30,                        Adjustment         Pro Forma
                                                   1999        (Unaudited)             s             Results
                                        -------------------------------------------------------------------------
ASSETS

Current Assets:
   Cash and cash equivalents                    $    109,016   $    3,253       $      1,400(2)     $ 1,669,669
                                                                                      52,000(1)
                                                                                     900,000(4)
                                                                                     604,000(5)
  Accounts receivable                                   48                                                 48
  Stock subscription receivable                      1,400                            (1,400)(2)             0
  Domain names available for                                                                                0
    sale                                            27,577                                             27,577
                                               ===========      ===========     ================     ============
        Total Current Assets                       138,041          3,253          1,556,000         1,697,294


Other Assets - Website Costs                        65,955                                             65,955
                                               ===========      ===========     ===============     ============

                                               $   203,996     $    3,253        $ 1,556,000         1,763,249
                                               ===========      ===========     ===============     ============

LIABILITIES AND STOCKHOLDERS'
  EQUITY

Current Liabilities:

  Notes payable                                $    38,000     $    7,380        $                 $    45,380
  Accounts payable                                  42,500         22,622                               65,122
  Accrued interest                                                  8,906                                8,906
  Due to officers                                   21,622                                              21,622
                                               ===========      ===========     ===============     ============
         Total Current Liabilities                 102,122         38,908                              141,030
                                               ===========      ===========     ===============     ============

Commitments and Contingencies                            0              0                  0                 0

Stockholders' Equity:
  Common stock                                       3,080          6,971                 20(1)         49,001
                                                                                           2(3)
                                                                                       3,000(4)
                                                                                       5,000(4)
                                                                                       3,020(5)
                                                                                      27,908(7)

Additional paid-in-capital                         207,920      3,536,930             51,980(1)      4,493,544
                                                                                       5,198(3)
                                                                                   1,047,000(4)
                                                                                   1,745,000(4)
                                                                                     600,980(5)
                                                                                     906,000(6)
                                                                                  (3,607,464)(7)

Unamortized Consulting Expense                                                    (1,050,000)(4)    (1,900,000)
                                                                                    (850,000)(4)

Retained deficit                                                                      (5,200)(3)
                                                                                    (906,000)(6)
                                                   (109,126)   (3,579,556)           3,579,556(7)   (1,020,326)
                                               =============    ===========     ================    ============
                                                    101,874                           1,556,000      1,622,219
          Total Stockholders' Equity                              (35,655)
                                               ===========      ===========     ================    ============
                                                                                                             0
                                                    203,99                           1,556,00         1,763,24
                                               $         6    $       3,253     $           0     $          9
                                               ===========    =============     ================    ============

--------------------

See notes to Pro Forma Consolidated
Financial Data.

                                                                         GOHEALTH.MD, INC.

                                                      PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
                                                                            (Unaudited)

                                             For the Year Ended                For the Three Months Ended August 31, 1999 (Nugget)
                                               May 31, 1999                  For the Four Months Ended September 30, 1999 (GoHealth)
                            ========================================================================================================
                                                 Nugget                                     Nugget
                                GoHealth.MD,   Exploration,    Pro Forma    GoHealth.MD,  Exploration,    Pro Forma      Pro Forma
                                    Inc.          Inc.          Results         Inc.          Inc.       Adjustments      Results
                                -----------   -----------   --------------  -----------   ----------   --------------  ------------
Revenues:
  Ad revenue                   $             $               $              $      48     $             $              $         48
  Domain name sales                    400                           400          900                                           900
  Cost of sales                      (280)                          (280)        (630)                                         (630)
                               -----------    ----------      -----------   -----------   ----------    -----------     ------------
Gross Profit (Loss)                    120                           120          318                                           318
                                -----------   ----------      -----------   -----------   ----------    -----------     ------------
Costs and Expenses:
  General and administrative
    expenses                        20,764      250,304          271,068       88,800         5,288        5,200(3)          99,288
                               -----------   -----------      -----------   -----------   ----------    -----------     ------------
Loss from Operations               (20,644)    (250,304)        (270,948)     (88,482)       (5,288)      (5,200)           (98,970)

Other Income:
  Gain on sale of asset                         588,499          588,499
                               ===========  ============     ============   ===========   ===========   ===========      ===========
Net Income (Loss) before
  Extraordinary Item              (20,644)      338,195          317,551      (88,482)       (5,288)      (5,200)           (98,970)

Gain on Extinguishment
   of Debt                                    1,384,411        1,384,411
Beneficial Conversion Feature
  Series A Warrants/Dividends                                                                           (906,000)(6)       (906,000)
                               -----------  -----------      -----------  -----------     ----------   -----------       -----------

Net Income (Loss) on
  Common Stock                 $  (20,644)  $ 1,722,606   $    1,701,962  $ (88,482)      $  (5,288)  $ (911,200)      $ (1,004,970)
                               ===========  ============    ============ ===========      ===========  ===========       ===========

Net Income (Loss) per Share:
  Basic                                                                   $   (0.03)      $   (0.01)                          (0.21)
                                                                         ===========     ===========                     ===========
  Diluted                                                                $    (0.03)     $    (0.01)                   $      (0.21)
                                                                         ===========     ===========                     ===========
  Basic common shares
    outstanding                                                           3,080,000         697,117                       4,901,117

  Diluted common shares
    outstanding                                                           3,080,000         697,117                       4,901,117

--------------------

See notes to Pro Forma
Consolidated Financial Data.

             SUMMARY UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

The following unaudited pro forma consolidated financial data for GoHealth.MD, Inc. ("GoHealth") is based on the historical financial statements of GoHealth and Nugget Exploration, Inc. (collectively with its subsidiaries referred to herein as "Nugget") which appear elsewhere in this Registration Statement and has been prepared on a pro forma basis to give effect to the merger under the purchase method of accounting, as if the transaction had occurred at January 1, 1998 for each operating period presented. The unaudited pro forma information was prepared based upon certain assumptions described below and may not be indicative of results that actually would have occurred had the merger occurred at the beginning of the last full fiscal year presented or of results which may occur in the future. The unaudited pro forma consolidated financial data and accompanying notes should be read in conjunction with the annual and interim financial statements and notes thereto of Nugget and GoHealth appearing elsewhere herein and incorporated by reference into this Registration Statement.

The unaudited pro forma consolidated balance sheet as of September 30, 1999 presents the financial position of Nugget as if the merger had occurred on that date and was prepared utilizing the audited GoHealth balance sheet as of September 30, 1999 and the unaudited Nugget balance sheet as of August 31, 1999. The unaudited pro forma consolidated statement of operations presented, assumes the merger occurred at the beginning of the periods presented. It should not be assumed that Nugget and GoHealth would have achieved the unaudited pro forma consolidated results if they had actually been combined during the periods shown.

The merger is expected to be accounted for as a purchase. The stockholders of GoHealth will receive one share of common stock of Nugget for each share of GoHealth common stock held, resulting in the current stockholders of GoHealth owning approximately 81% of Nugget common stock.

The unaudited pro forma consolidated results are based on estimates and assumptions, which are preliminary and have been made solely for the purposes of developing such pro forma information. The unaudited pro forma consolidated results are not necessarily an indication of the results that would have been achieved had such transactions been consummated as of the dates indicated or that may be achieved in the future.

The unaudited pro forma combined results should be read in conjunction with the historical consolidated financial statements and notes thereto set forth herein, and other financial information pertaining to GoHealth and Nugget including Management's Discussion and Analysis of Financial Condition and Results of Operations of GoHealth, Management's Discussion and Analysis of Financial Condition and Results of Operations of Nugget and Risk Factors".

                                GOHEALTH.MD, INC.

                 NOTES TO PRO FORMA CONSOLIDATED FINANCIAL DATA

                               SEPTEMBER 30, 1999

On November 10, 1999 GoHealth.MD, Inc. (AGoHealth@) and Nugget Exploration, Inc. (collectively with it's subsidiaries herein referred to as ANugget@ completed their planned Stock Exchange Agreement and Plan of Merger. Under the terms of the Agreement, GoHealth will become a wholly owned subsidiary of Nugget and a wholly owned subsidiary of GoHealth will merge with and into Nugget. Following the merger, GoHealth will be a wholly owned subsidiary of Nugget. The stockholders of GoHealth will receive one share of common stock of Nugget for each share of GoHealth common stock held, resulting in the current stockholders of GoHealth owning approximately 81% of Nugget common stock.

The merger is expected to be accounted for as a purchase. However, since the stockholders of GoHealth will own approximately 81% of Nugget outstanding shares, and therefore have control, they will be deemed to be the acquirer and no step up in basis will be reflected and no goodwill will be recorded by the company.

PRO FORMA ADJUSTMENTS

      1) To record private placement offering proceeds of GoHealth.MD, Inc. subsequent to September 30, 1999 and the issuance of 20,000 shares of common stock, 20,000 warrants to purchase common stock and the receipt of corresponding cash proceeds totaling $52,000.

      2) To record the receipt of stock subscriptions receivable subsequent to September 30, 1999.

      3) To record the issuance of 2,000 shares of common stock and 2,000 warrants to purchase common stock subsequent to September 30, 1999 to a consultant for services valued at $5,200.

      4) On November 16, 1999 the Company entered into a Management Consulting Agreement for management consulting, strategic planning and marketing and advisor services. The Agreement requires the Company to compensate the management consulting company $5,000 per month through October 2000 issue to the consultant 300,000 shares of its common stock and requires the Company to issue warrants to purchase 500,000 shares of the Company's common stock at exercise prices of $1.00 for the first 100,000 and $2.00 per share for the next 400,000. In connection with this transaction, the Company will record an expense of $1,050,000 for the 300,000 shares granted and $850,000 for the intrinsic value of the warrants to purchase 500,000 shares of the Company's common stock

      5) On December 22, 1999 the Company issued, in connection with a private placement offering, warrants to purchase 302,000 shares of its common stock at an exercise price of $1.00 per share until December 31, 2002. The warrants were sold for $1.00 per common stock purchase warrants and resulted in the Company receiving proceeds of $302,000. The market price of the Company's common stock at December 22, 1999 was $5.00 and created a beneficial conversion feature to the warrant holders.

      6) In connection with the transaction described in Note 5, the Compan will record $906,000 as a charge in computing net income or loss on common stock.

      7) To record issuance of 3,102,000 shares of common stock of Nugget to the stockholders of GoHealth and the elimination of Nugget's accumulated deficit as a result of the merger.